UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to § 240.14a-12
iSpecimen Inc.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
PAYMENT OF FILING FEE (Check the appropriate box):
[X]
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[ ]
Fee paid previously with preliminary materials.

[ ]
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

iSpecimen Inc.
450 Bedford Street
Lexington, MA 02420
           , 2024
Dear Fellow Stockholders:
On behalf of the board of directors (“Board of Directors”) of iSpecimen Inc., I cordially invite you to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of iSpecimen Inc., which will be held virtually via the internet, commencing at 10:00 a.m. Eastern Time on May 22, 2024). In order to attend the meeting, you must log on to http://viewproxy.com/ISPC2024/ and enter the 16-digit control number included in our Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
1.
To elect two (2) Class III directors each to serve for a three-year term that expires at the 2027 Annual Meeting of Stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal;

2.
To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock, par value $0.0001 per share, at a ratio, ranging from one-for-ten (1:10) to one-for-twenty (1:20), with the exact ratio to be set within that range at the discretion of our board of directors (“Board of Directors”) without further approval or authorization of our stockholders;

3.
To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2024; and

4.
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

To all stockholders of record at the close of business on March 27, 2024, attached to this letter are a Notice of Annual Meeting of Stockholders and the Proxy Statement, which describe the business to be conducted at the Annual Meeting.
Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend the Annual Meeting. Please vote by phone, electronically over the Internet or via mail by returning your signed proxy card in the envelope provided.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.
Sincerely,
Name: Tracy Curley Title: Chief Executive Officer

iSpecimen Inc.
450 Bedford Street
Lexington, MA 02420
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2024
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of iSpecimen Inc., a Delaware corporation (“we”, “us”, “our” or similar terminology), will be held on May 22, 2024, at 10:00 a.m. Eastern Time. The Annual Meeting will be held as a virtual meeting, for the following purposes:
1.
To elect two (2) Class III directors each to serve for a three-year term that expires at the 2027 Annual Meeting of Stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal;

2.
To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock, par value $0.0001 per share, at a ratio, ranging from one-for-ten (1:10) to one-for-twenty (1:20), with the exact ratio to be set within that range at the discretion of our board of directors (“Board of Directors”) without further approval or authorization of our stockholders;

3.
To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2024; and

4.
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business for the Annual Meeting are described in the accompanying Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on March 27, 2024 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.
The Annual Meeting will be held as a virtual meeting via live webcast on the Internet on May 22, 2024, at 10:00 a.m. Eastern Time. Because the Annual Meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the Annual Meeting in person. You will be able to attend the Annual Meeting, vote, and submit your questions on the day of the Annual Meeting via the Internet by visiting www.virtualshareholdermeeting.com/ISPC2024 and entering the 16-digit control number included on your proxy card. The unique control number allows us to identify you as a stockholder and will enable you to securely log on and vote during the Annual Meeting on the meeting website. Stockholders of record will not be able to ask questions online during the Annual Meeting. If you would like to submit a question prior to the Annual Meeting, please visit www.ProxyVote.com with your 16-digit control number and use the Questions for Management feature on the site.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 22, 2024: The accompanying Proxy Statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”), are available at proxyvote.com.
We will mail to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials containing instructions on how to access the accompanying Proxy Statement and our 2023 Annual Report via the Internet and how to vote online or by mail with a completed proxy card or by phone. The Notice of Internet Availability of Proxy Materials and the Proxy Statement also contain instructions on how you can receive a paper or electronic copy of the proxy materials. If you elect to receive a paper or electronic copy of our proxy materials, our 2023 Annual Report will be sent to you along with the accompanying Proxy Statement.
This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about            , 2024.
Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to vote promptly. You may vote by mailing a completed proxy card, by phone or the Internet.
By Order of the Board of Directors,
Name: Tracy Curley Title: Chief Executive Officer
Lexington, MA
           , 2024

iSpecimen Inc.
450 Bedford Street
Lexington, MA 02420
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 22, 2024
This proxy statement (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of iSpecimen Inc. (the “Company,” “Corporation,” “iSpecimen,” “we,” “us,” or “our”), in connection with our 2024 annual meeting of stockholders (the “Annual Meeting”). This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about            , 2024.
NOTICE OF ELECTRONIC AVAILABILITY OF PROXY MATERIALS
On or about            , 2024, we will mail to our stockholders of record at the close of business on March 27, 2024 (“Record Date”) a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access proxy materials via the Internet and how to vote online. The proxy materials are available at proxyvote.com. As a result, you will not receive paper copies of the proxy materials unless you request one. All stockholders are able to access the proxy materials on the website referred to in the Notice and in this Proxy Statement and to request to receive a set of the proxy materials by mail or electronically, in either case, free of charge. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in this Proxy Statement.
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
QUESTIONS AND ANSWERS
Why am I receiving these proxy materials?
You are receiving this Proxy Statement and proxy card from the Company because, at the close of business on March 27, 2024, the Record Date, you were a holder of record of shares of common stock of the Company. This Proxy Statement describes the matters that will be presented for your consideration at the Annual Meeting. It also gives you information concerning the matters to assist you in making an informed decision.
What is the purpose of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:
•
Proposal No. 1: To elect two (2) Class III directors each to serve for a three-year term that expires at the 2027 Annual Meeting of Stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. This proposal is referred to as the “Director Election Proposal.”

•
Proposal No. 2: To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock, par value $0.0001 per share, at a ratio, ranging from one-for-ten (1:10) to one-for-twenty (1:20) (the “Reverse Split”), with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization of our stockholders. This proposal is referred to as the “Reverse Stock Split Proposal.”

•
Proposal No. 3: To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2024. This proposal is referred to as the “Auditor Ratification Proposal.”

•
Proposal No. 4: To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof. This proposal is referred to as the “Adjournment Proposal.”

In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?
At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
What does it mean if I receive more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope or via email.
Who is entitled to vote at the Annual Meeting?
Holders of record of shares of our common stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 9,374,686 shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.
What do I do if my shares are held in “street name”?
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of our shares entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum. If you sign and return your paper proxy card via mail or email, or authorize a proxy to vote electronically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.
What are “broker non-votes”?
A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.
If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to a particular proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote.
Under the rules of various national and regional securities exchanges interpretations that govern broker non- votes, Proposal Nos. 1 and 2 are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal No. 3 is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chair of the Annual Meeting (the “Chair”) or (ii) a majority in voting power of the stockholders entitled to at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.
How do I vote my shares without attending the Annual Meeting?
We ask that stockholders vote by proxy even if they plan to attend the Annual Meeting. If you are a stockholder of record, there are three ways to vote by proxy:
•
by Phone — call the toll-free number 1-800-690-6903 and follow the instructions on your proxy card and the recorded telephone instructions; or

•
by Internet — Following the instructions on the Notice or the proxy card, which you may have received by mail, you can vote by Internet, prior to or at the Annual Meeting before the polls close; or

•
by Mail — You can vote by mail by signing, dating and mailing the proxy card using the return envelope, which you may have received by mail.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 21, 2024.
If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.
How can I attend and vote at the Annual Meeting?
The Annual Meeting will be conducted virtually via live webcast available at www.virtualshareholdermeeting.com/ISPC2024. You are entitled to participate in the Annual Meeting if you were a stockholder on March 27, 2024, which is the Record Date, or hold a valid proxy for the Annual Meeting.
To be admitted to the Annual Meeting via live webcast, you must enter the 16-digit control number found next to the label “Control Number” on your proxy card. If you do not have your 16-digit control number, you will be able to login as a guest but will not be able to vote your shares or ask questions during the Annual Meeting.

You may begin to log in to the meeting platform beginning at 9:45 a.m., Eastern Time, on May 22, 2024. The Annual Meeting will begin promptly at 10:00 a.m., Eastern Time, on May 22, 2024.
Will I be able to ask questions at the Annual Meeting?
We will not have a segment for stockholder questions during the Annual Meeting. Questions can only be submitted prior to the Annual Meeting until May 15, 2024 at 11:59 p.m. Eastern Time. Questions can be submitted prior to the Annual Meeting by visiting www.ProxyVote.com with your control number and using the Questions for Management feature on the site.
To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:
•
Stockholders of record will not be able to ask questions online during the Annual Meeting. You may submit questions and comments electronically through the meeting portal only prior to the Annual Meeting until May 15, 2024 at 11:59 p.m. Eastern Time.

•
Only stockholders of record as of the Record Date for the Annual Meeting and their proxy holders may submit questions or comments prior to the Annual Meeting.

•
Questions pertinent to the Annual Meeting and related to our business will be answered during the webcast, subject to time constraints. Any such questions that cannot be answered live due to time constraints will be posted and answered on our website, https://ispecimen.com as soon as practical after the Annual Meeting.

•
Questions may be omitted if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

•
No audio or video recordings of the Annual Meeting are permitted.

How does the Board recommend that I vote?
The Board recommends that you vote your shares of common stock FOR each director nominee in Proposal No. 1 and FOR each of Proposal Nos. 2 and 3. In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the votes required to approve each item, and how votes are counted:
Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: The Director Election Proposal	A majority of the votes cast at the Annual Meeting by the holders of stock entitled to vote in the election of directors.	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)
Proposal No. 2: The Reverse Stock Split Proposal	The affirmative vote of the holders of majority of the votes cast affirmatively or negatively at the Annual Meeting by the holders entitled to vote on the amendment to the Fourth Amended and Restated Certificate of Incorporation	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 3: The Auditor Ratification Proposal	The affirmative vote of the holders of a majority of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(1)	Yes(3)

(1)
A vote marked as “withhold” or “abstain” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(2)
As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

(3)
As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.
Who will count the votes?
The appointed inspector of election.
Can I revoke or change my vote after I submit my proxy?
Yes. Whether you have voted by phone, Internet, or mail if you are a stockholder of record, you may change your vote and revoke your proxy by:
•
sending a written statement to that effect to the attention of our Secretary at our corporate offices, provided such statement is received no later than May 21, 2024 at 11:59 p.m. Eastern Time;

•
voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on May 21, 2024;

•
attending the Annual Meeting, virtually, and voting at the Annual Meeting on May 22, 2024;

•
submitting a properly signed proxy card with a later date that is received no later than May 21, 2024 at 11:59 p.m. Eastern Time; or

•
if you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee.

Your most recent proxy card or Internet proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Are there any rights of appraisal?
None of Delaware law, our Fourth Amended and Restated Certificate of Incorporation or our Second Amended and Restated Bylaws, each as currently in effect, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, you will have no right to dissent and obtain payment for your shares.
Our Principal Executive Offices
Our principal executive offices are located at 450 Bedford Street, Lexington, MA 02420. Our telephone number is (781) 301-6700.

PROPOSAL NO. 1 — THE DIRECTOR ELECTION PROPOSAL
Board Size and Structure
Our Board of Directors currently consists of six (6) directors. Our Bylaws provide that the business and affairs of the Company shall be managed by or under the direction of the Board of Directors, which shall consist of not less than three (3) directors and not more than nine (9) directors.
Our Bylaws provide for a Board of Directors divided into three classes, designated as Class I Directors, Class II Directors and Class III Directors, with only one class of directors being elected in each year and each class serving a three-year term.
The term of office of the Class I directors, consisting of Andrew L. Ross and Steven Gullans, will expire at our 2025 annual meeting of stockholders (“2025 Annual Meeting”).
The term of office of the Class II Directors, consisting of John L. Brooks III and Theresa Mock, will expire at the 2026 annual meeting of stockholders (the “2026 Annual Meeting”). Tracy Curley is currently also a Class II Director but has been nominated as a Class III Director for election at this Annual Meeting.
The term of office of the Class III directors, consisting of Elizabeth A. Graham, will expire at this Annual Meeting, unless she is re-elected at the Annual Meeting.
Current Directors and Terms
Our current directors, their respective positions and terms of office are set forth under the heading “Directors and Officers” on page 18 of this Proxy Statement.
Transfer of Tracy Curley from Class II Director to Class III Director
As provided above, our Class III directors are up for election at this Annual Meeting. Currently there are two Class I directors, three Class II directors and one Class III director serving on the Board. Our Bylaws provide, in part, as follows, with respect to the number of directors serving in each of the three classes:
“If the number of directors that constitute the Board of Directors is changed, any increase or decrease shall be apportioned by the Board of Directors among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors constituting the Board of Directors shorten the term of any incumbent director.”
Therefore, the nominating and corporate governance committee and the Board of Directors has determined that one of the currently serving Class I directors or Class II directors should serve as a second Class III director and that Tracy Curley, the Company’s Chief Executive Officer, Chief Financial Officer and Treasurer, and a Class II director be included as a nominee for election as a Class III director at the Annual Meeting. It was also determined that if, for any reason, Ms. Curley is not elected to serve as a Class III director, that she will continue to serve as a Class II director until the end of her current term at the 2026 Annual Meeting, or until the election and qualification of her respective successor in office, subject to her earlier death, resignation, or removal.
Nominees for Class III Directors
Our nominating and corporate governance committee has recommended, and our Board of Directors has approved, Elizabeth A. Graham and Tracy Curley, as nominees for election as Class III Directors. If elected by the stockholders at the Annual Meeting, they will each serve for a three-year term expiring at the 2027 Annual Meeting, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation, or removal.
If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Elizabeth A. Graham and Tracy Curley as Class III Directors. We expect that the nominees will serve if elected.

However, if a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee who is designated by our Board of Directors to fill the resulting vacancy. If you own your stock through a broker, bank, or other nominee and you do not give voting instructions, then your shares will not be voted on this matter. The Board of Directors has no reason to believe that either of the nominees will be unable to serve.
Information about Board Nominees
This Proxy Statement under the heading “Directors and Officers” on page 18 includes certain biographical information as of March 27, 2024 for each nominee for director, including all positions she holds, her or his principal occupation and business experience, and the names of other publicly held companies of which the director or nominee currently serves as a director or has served as a director.
We believe that all of our directors and nominees: display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.
Vote Required
The election of each of the Class III directors requires a majority of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election.
Board Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE CLASS III DIRECTOR NOMINEES SUBMITTED PURSUANT TO THE DIRECTOR ELECTION PROPOSAL.

PROPOSAL NO. 2 — REVERSE STOCK SPLIT PROPOSAL
Introduction
Our Board acted unanimously, at a special meeting of the Board held on March 21, 2024, to adopt the Reverse Stock Split Proposal to amend our Fourth Amended and Restated Certificate of Incorporation to enable a potential Reverse Split of our issued and outstanding common stock at a ratio of between one-for-ten (1:10) to one-for-twenty (1:20) , with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion and, at the same time. The Board is now asking you to approve this Reverse Stock Split Proposal.
If approved, the Reverse Split will be effective upon the filing of a certificate of amendment to our Fourth Amended and Restated Certificate of Incorporation, in substantially the form attached to this Proxy Statement as Annex A (the “Certificate of Amendment”), with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board.
The intention of the Board in obtaining approval for the authority to effect a Reverse Split would be to increase the stock price of our common stock sufficiently above the $1.00 minimum bid price requirement for continued listing on The Nasdaq Capital Market (“Nasdaq”). On October 9, 2023, we received notice from Nasdaq indicating that, because the closing bid price for the Company’s common stock had fallen below $1.00 per share for 30 consecutive business days, the Company no longer complies with the minimum bid price requirement for continued listing on the Nasdaq Capital Market under Rule 5550(a)(2) of Nasdaq Listing Rules. Nasdaq’s notice has no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market. If we are unable to resolve the situation to allow for continued listing on the Nasdaq Capital Market, this will result in a de-listing of our common stock.
In addition, the effect of the Reverse Split, without a corresponding reduction of the authorized shares of common stock, will allow the Board of Directors to issue more shares of common stock than the amount that it would have been able to issue prior to the Reverse Split being effectuated. The Board, in its sole discretion, can elect to abandon the Reverse Split in its entirety at any time.
One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our common stock. Except for de minimis adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our common stock (in hand or on an as converted basis) and/or the same relative voting rights outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares would not otherwise be affected by the Reverse Split. The authorized number of shares of common stock will not be adjusted as a result of the Reverse Split.
The table below sets forth the number of shares of our common stock outstanding before and approximate number of shares outstanding after the Reverse Split based on 9,374,686 shares of our common stock outstanding as of the Record Date.
	Prior to the Reverse Split	Assuming a One-for- Ten Reverse Split	Assuming a One-for- Fifteen Reverse Split	Assuming a One-for- Twenty Reverse Split
Aggregate Number of Shares of common stock Outstanding	9,087,467	908,747	605,832	454,374
The Reverse Split is not part of a broader plan to take us private.
Reasons for the Reverse Split; Nasdaq Requirements for Continued Listing
On October 9, 2023, we received notice from Nasdaq (the “Minimum Bid Price Notice”) indicating that, because the closing bid price for the Company’s common stock had fallen below $1.00 per share for 30 consecutive business days, the Company no longer complied with the minimum bid price requirement for continued listing on the Nasdaq Capital Market under Rule 5550(a)(2) of Nasdaq Listing Rules (the

“Minimum Bid Price Requirement”). The Minimum Bid Price Notice had no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market. Pursuant to the Minimum Bid Price Notice, we were provided 180 days to regain compliance with the Minimum Bid Price Requirement which could be satisfied by the bid price of our common stock closing at not less than $1.00 per share for at least ten consecutive business days during that 180-day period, which ends on April 8, 2024. Since it our common stock cannot regain compliance with the Minimum Bid Price Requirement by April 8, 2024, we intend to submit to Nasdaq a plan for compliance with the Minimum Bid Price Requirement (the “Nasdaq Compliance Plan”) for the purpose of obtaining an additional 180 days to comply. The Nasdaq Compliance Plan will contain an obligation that we consummate a reverse stock split of our common stock, during the additional 180-day period, if we are otherwise unable to comply with the Minimum Bid Price Requirement, during the second 180-day period, assuming Nasdaq grants us the additional 180 days. We are seeking stockholder approval for the Reverse Split so that we can comply with our obligation to effect a reverse stock split, if necessary, in order to regain compliance with the Minimum Bid Price Requirement. If we are unable to resolve the situation to allow for continued listing on the Nasdaq Capital Market, this will result in a de-listing of our common stock.
The Board’s primary objective in proposing a potential Reverse Split is to raise the per share trading price of our common stock. Our common stock currently trades on Nasdaq under the symbol “ISPC.” In order to maintain our listing on Nasdaq we may be required to effect the Reverse Split so that our listed shares maintain a minimum bid price per share of at least $1.00. The closing trading price of our common stock on March 27, 2024 was $0.251.
The Reverse Split would increase the availability of such shares, which could then be issued upon conversion or exercise of outstanding convertible securities, for grants under our currently effective stock option plan and in connection with an acquisition of another business or a merger. The Company currently has no plans to acquire another business or enter into a merger transaction.
Our Board concluded that the liquidity and marketability of our common stock will be adversely affected if it is not listed on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our common stock. Our Board believes that current and prospective investors will view an investment in our common stock more favorably if our common stock remains listed on Nasdaq.
Our Board also believes that the Reverse Split and any resulting increase in the per share price of our common stock will enhance the acceptability and marketability of our common stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our common stock, although we have not been told by them that is the reason for not investing in our common stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock.
We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split, the market price of our common stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our common stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to maintain our listing on Nasdaq.
Potential Disadvantages of the Reverse Split
As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our common stock by up to factor of twenty. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the Reverse Split will increase the market price of our common stock proportionately based on the Reverse Split ratio, or result in any permanent increase in the market price of our common stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our market capitalization will be reduced, perhaps significantly.
Because the number of authorized shares of our common stock will not be reduced proportionately with the ratio of the Reverse Split, it may increase the Board’s ability to issue authorized and unissued shares without further stockholder action, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our common stock. With respect to authorized but unissued and unreserved shares, the Company could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management.
The number of shares held by each individual holder of common stock would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing holders of common stock in the event they wish to sell all or a portion of their position.
Although our Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.
Criteria the Board of Directors May Use to Determine Whether to Implement the Reverse Split
When determining whether to implement the Reverse Split, and which Reverse Split ratio to implement, if any, following the receipt of stockholder approval, the Board may consider various factors, including:
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the historical trading price and trading volume of our common stock;

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the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Split on the trading market for our common stock in the short- and long-term;

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the listing requirements, other rules and guidance from one or more potential national securities exchanges;

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the number of shares of our common stock outstanding;

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the anticipated impact of a particular ratio on the Company’s ability to reduce administrative and transactional costs; and

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prevailing general market, legal and economic conditions.

Effecting the Reverse Split
Upon receipt of stockholder approval for the Reverse Split Proposal, if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the Certificate of Amendment will be filed with the Secretary of State of Delaware. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of Delaware to effect the Reverse Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Certificate of Amendment, without further action by our stockholders. In addition, our Board may deem it advisable to effect the Reverse Split even if the price of our common stock is above $1.00 at the time the Reverse Split is to be effected. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of Delaware (the “Effective Time”).
Upon the filing of the Certificate of Amendment, without further action on our part or our stockholders, the outstanding shares of common stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of common stock based on a Reverse Split ratio as determined by the

Board. For example, if you presently hold 3,000 shares of our common stock, you would hold 300 shares of our common stock following the Reverse Split if the ratio is one-for-ten or you would hold 150 shares of our common stock if the ratio is one-for-twenty.
Effect on Outstanding Shares, Options and Certain Other Securities
If the Reverse Split is implemented, the percentage of our common stock owned by each stockholder will remain unchanged except for any de minimis change resulting from rounding up to the nearest number of whole shares of common stock so that we are not obligated to issue cash in lieu of any fractional shares that such common stockholder would have received as a result of the Reverse Split. The number of shares of our common stock that may be purchased upon exercise of outstanding options or exercise or conversion of other securities convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.
Effect on Registration
Our common stock is currently registered under the Securities Act of 1933, as amended (the “Securities Act”), and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The proposed Reverse Split will not affect the registration of our common stock.
Fractional Shares
Our Board does not currently intend to issue fractional shares of common stock in connection with the Reverse Split. Therefore, we do not expect to issue fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of common stock they hold of record before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of common stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of common stock following the Reverse Split, that stockholder will receive 151 shares of common stock. No stockholders will receive cash in lieu of fractional shares.
As of the Record Date, we had 63 holders of record of our common stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.
Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record
The combination of, and reduction in, the number of our outstanding shares of common stock as a result of the Reverse Split occurs automatically at the Effective Time without any additional action on the part of our stockholders.
Upon the Reverse Split, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Split. If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.
If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Split shares of our common stock in registered book-entry form. If you are entitled to post-Reverse Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold.
Anti-Takeover and Dilutive Effects
The authorized common stock will not be diluted as a result of the Reverse Split. The common stock that is authorized but unissued provides the Board with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued common stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.
Accounting Consequences
As of the Effective Time, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our common stock outstanding.
Federal Income Tax Consequences
The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our common stock and preferred stock. This summary addresses the tax consequences only to a beneficial owner of our common stock and preferred stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock or preferred stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons who may be subject to special treatment under U.S. federal income tax law or persons that do not hold our common stock or preferred stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.
If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock or preferred stock , the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.
Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.
The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the common stock or preferred stock received pursuant to the Reverse Split should equal the aggregate tax basis in the common stock surrendered and the holding period for the common stock received should include the holding period for the common stock surrendered.

Text of Proposed Certificate of Amendment; Effectiveness
The text of the proposed Certificate of Amendment is set forth in substantially final form in Annex A to this Proxy Statement. If and when effected by our Board, the Certificate of Amendment will become effective upon its filing with the Secretary of State of Delaware.
Vote Required
The affirmative vote of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the Reverse Stock Split Proposal. Abstentions will have no effect on the outcome of the vote.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL NO. 3 — AUDITOR RATIFICATION PROPOSAL
Appointment of Independent Registered Public Accounting Firm
The audit committee of our Board appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations. Wolf & Company, P.C. has served as our independent registered public accounting firm since 2014. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed Wolf & Company, P.C. to serve as our independent registered public accounting firm for the year ending December 31, 2024. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the audit committee to reconsider its appointment.
Representatives of Wolf & Company, P.C. are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
Audit, Audit-Related and All Other Fees
The table below shows the aggregate fees billed for professional services for the audits and audit-related fees of the Company’s annual financial statements included in Form 10-K for the years ended December 31, 2023 and 202, respectively, by Wolf & Company.
	2023	2022
Audit fees(1)	$202,525	$173,000
Audit-Related fees(2)	—	16,500
Total	$202,525	$189,500

(1)
This category includes the audit of our annual financial statements, reviews of our financial statements included in our Form 10-Qs and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those fiscal periods.

(2)
This category consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit , Audit-Related and All Other Fees.” The services for the fees disclosed under this category include consents regarding equity issuance.

Audit Committee’s Pre-Approval Policies and Procedures
The formal written charter for our audit committee requires that the audit committee pre-approve all auditing services and permitted non-audit services to be performed for us by our independent registered public accounting firm, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by our audit committee prior to the completion of the audit). Our audit committee may form and delegate authority to subcommittees of our audit committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to our full audit committee at its next scheduled meeting.
In 2023, the audit committee adopted policies and procedures for the pre-approval of audit and non-audit services performed by the independent registered public accounting firm pursuant to which the audit committee generally is required to pre-approve the audit and permissible non-audit services performed by the independent registered public accounting firm in order to ensure that the provision of such services does not impair the registered accountants’ independence.
The services provided to us by Wolf & Company, P.C. in fiscal years 2023 and 2022 were provided in accordance with our pre-approval policies and procedures, as applicable.

Audit Committee Report
A brief description of the principal functions of the audit committee is included in this Proxy Statement under the discussion of “Committees of the Board of Directors — Audit Committee.” Under the audit committee charter, the audit committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the annual, quarterly and other financial statements of the Corporation, (2) the independent registered public accounting firm’s qualifications and independence, (3) the performance of the Corporation’s independent registered public accounting firm and (4) the compliance by the Corporation with legal and regulatory requirements. It also shall review and approve all related-party transactions. There were no related-party transactions in 2023 requiring review and approval.
The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023, with management of the Corporation. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with audit committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence. Based on the foregoing, the audit committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Submitted by the Audit Committee of the Board of Directors:
Mr. John L. Brooks III (Chair of the audit committee)
Dr. Steven Gullans
Ms. Theresa L. Mock
Vote Required
The affirmative vote of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the Auditor Ratification Proposal. Abstentions will have no effect on the outcome of the vote.
Board Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Annual Meeting to a later date or dates, at the determination of the Board. In no event will the Board adjourn the Annual Meeting beyond the date by which it may properly do so under the Fourth Amended and Restated Certificate of Incorporation and the Delaware General Corporation Law.
Vote Required
The affirmative vote of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the Adjournment Proposal. Abstentions will have no effect on the outcome of the vote.
Board Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

DIRECTORS AND OFFICERS
The following is a list of our directors and executive officers as of March 27, 2024, as well as nominees for Class III Director to be submitted to the vote of our stockholders at the Annual Meeting, along with the specific information required by Rule 14a-3 of the Securities Exchange Act of 1934:
Name	Age	Position
Tracy Curley	62	Chief Executive Office, Chief Financial Officer, Treasurer and Director
Benjamin Bielak	55	Chief Information Officer and Secretary
Andrew L. Ross	75	Director and Chairman of the Board
Steven Gullans	71	Director
John L. Brooks III	73	Director
Theresa Mock	60	Director
Elizabeth A. Graham	54	Director
Tracy Curley has been serving as our Chief Executive Officer since January 2023, our Chief Financial Officer since August 2020, as Treasurer since July 2021 and director since May 2023. Ms. Curley also served as our Interim Chief Executive Officer from September 2022 to January 2023. Ms. Curley is a Class II director and will serve for a three-year term that expires at our 2026 annual meeting of stockholders, or until the election and qualification of her successor in office, subject to an event or death, resignation, or removal. She was a partner at CohnReznick LLP, a national accounting firm, from September 2017 to June 2020. During her time at CohnReznick, LLP, Ms. Curley led the creation and development of an emerging markets commercial audit practice for the firm in their Boston, MA office. Her practice focused on recruiting and providing audit services to private and public emerging growth companies in the technology and life sciences industries. From November 2014 to August 2017, she also served as a partner at Marcum LLP, a national accounting firm. Ms. Curley led the northeast regional high-tech practice for the firm. She focused on expanding the client base to provide a full range of accounting, tax and advisory services for private and public emerging growth companies in high tech industries such as technology, life sciences and advanced manufacturing. From March 2010 to October 2014, Ms. Curley served as a partner at Moody, Famiglietti & Andronico, LLP (“MFA”), a proactive consulting firm in the greater Boston, MA area with national and global reach. During her time at MFA, Ms. Curley led the creation and development of a public company audit practice focused on recruiting and providing audit services to public emerging growth companies. Ms. Curley serves as Past President and a board member of the North Shore Technology Council and as a board member of Project Green Schools. Ms. Curley received her Master of Accountancy and Bachelor of Science in Business Administration with a concentration in accounting from Kansas State University. She also attended the United States Military Academy. She is a certified public accountant licensed in the Commonwealth of Massachusetts. Ms. Curley is well-qualified to serve on the Board due to her extensive experience in operations and finance.
Benjamin Bielak has been serving as our Chief Information Officer since June 2018 and our secretary since July 2023. He served as the Chief Information Officer at GNS Healthcare (now Aitia), a leading casual machine learning product and services company, from January 2017 to May 2018 and as Director of Academic Technology at Harvard University, from February 2015 to January 2017. Prior to his work at GNS and Harvard, Mr. Bielak was the Chief Information Officer at Dovetail Health, a high-growth product and services company focused on reducing costs through pharmacy-focused interventions, from November 2006 to April 2014. He previously held roles as Manager of Development and Integration at Boston Medical Center and Senior Manager of Technology at Sapient, a global services company, from December 1997 to July 2005. Mr. Bielak holds a Master of Business Administration degree from Bentley University, where his studies focused on change management, and a master’s degree from Boston University in computer science. He maintains two certifications, the College of Healthcare Information Management Executives (CHIME) Certified Healthcare Chief Information Officer (CHCIO) and the Health Information Management System Society (HIMSS) Certified Professional in Healthcare Information and Management Systems (CPHIMS).
Andrew L. Ross has been serving as our director since 2012. Mr. Ross serves as a Class I Director and his current term will expire at our 2025 annual meeting of stockholders. He has been an entrepreneur and investor for 50 years. He developed, financed, owned and managed through controlled entities over two dozen start-ups and diverse commercial real estate assets. Since 2010, Mr. Ross has focused on angel and early-stage investments primarily in biotech and collaborative consumption businesses. He has invested in and advised multiple early-stage enterprises as a seed, angel or A-round investor. Mr. Ross served as a director on the board of Q-State Holdings, Inc., from 2013 to February 2020. He currently serves as a director of RallyPoint Networks, Inc. Mr. Ross is well-qualified to serve on the Board due to his extensive experience in investment.
Steven Gullans has been serving as our director since October 2020. Dr. Gullans serves as a Class I Director and his current term will expire at our 2025 annual meeting of stockholders. Dr. Gullans is the CEO of Thynk Inc., a digital health company, which he cofounded since May 2023. From May 2018 to December 2019, he served as President and Chief Executive Officer and Director of Gemphire Therapeutics, until it was acquired by NeuroBo Pharmaceuticals. While at Gemphire, he oversaw activities related to clinical trials, manufacturing, finances, business development, R&D and intellectual property. Prior to Gemphire, he was Managing Director at Excel Venture Management, LLC (“Excel”), a Boston-based venture capital firm which he co-founded, from March 2008 to May 2018. At Excel, he focused on investing in life science technology companies with a particular interest in disruptive platforms that can impact multiple industries. Prior to Excel, Dr. Gullans co-founded RxGen, Inc., a pharmaceutical services company, where he also served as Chief Executive Officer and a director from February 2004 to February 2008. Prior to that, he was the Chief Scientific Officer of US Genomics, Inc., a company that developed technology to analyze DNA for pathogen detection, from November 2002 to January 2004. Dr. Gullans currently serves as a director at Orionis Biosciences, Navigation Sciences, Alexis Bio and Thynk Inc. He was previously a board member of Activate Networks, Inc. which was acquired by Decision Resource Group, nanoMR Inc., which was acquired by DNA Electronics Ltd, Tetraphase Pharmaceuticals, Inc. which went public in 2013, and Molecular Templates, Inc. which was merged into a public entity in 2017, BioTrove which was acquired by Agilent, and NeuroBo Pharmaceuticals. Dr. Gullans was a faculty member at Harvard Medical School and Brigham and Women’s Hospital for almost 20 years. Dr. Gullans holds a B.S. from Union College and a Ph.D. from Duke University. Dr. Gullans is well-qualified to serve on the Board due to his extensive experience in biopharmaceutical industries and his expertise in medical and pharmaceutical research.
John L. Brooks III has been serving as our director since June 2021. Mr. Brooks serves as a Class II Director and his current term will expire at our 2026 annual meeting of stockholders. He currently serves as a director of Hemoshear Therapeutics since November 2008, Noxilizer since March 2009, Hygieia since June 2016, Theromics since February 2021, AltrixBio since December 2021, Basys.ai since 2022, Alertgy since 2023, Sharp Tx since 2023, and Senscio since 2024. Mr. Brooks was the President of the NTT division of L-Nutra Inc., a company focused on nutrition and fasting mimicking technologies from March 2021 to May 2022. In January 2012, Mr. Brooks founded Ammonett Pharma and continues to serve on its board of directors since then. He is also a co-founder of Rocky Mountain Biphasic and serves as a director since April 2022. He has also served as the managing director of Healthcare Capital LLC since February 2007. Previously, Mr. Brooks served as the Chief Executive Officer, President and a director of NeuroBo Pharmaceuticals, Inc. from March 2018 to December 2019 and as the chairman of Cellnovo, Ltd. from 2012 to December 2019. Mr. Brooks is also involved with several non-profit organizations. He currently serves as the Chief Executive Officer and President of Worldwide Network for Innovation in Clinical Education and Research (WNICER) since January 2019 and serves as a director of T1D Exchange since March 2020, the ADA New England Chapter since January 2015, The Diabetes Link since January 2010, and the University of Massachusetts Amherst Foundation since January 2012. Mr. Brooks received his BBA and MSBA in Accounting from the University of Massachusetts Amherst. Mr. Brooks is well-qualified to serve on the Board due to his expertise in healthcare and life sciences.
Theresa L. Mock has been serving as our director since May 2023. Ms. Mock serves as a Class II Director and her current term will expire at our 2026 annual meeting of stockholders. Ms. Mock has extensive experience in the software and technology industries with expertise in market strategy, revenue growth, and commercial operations. Since September 2022, Ms. Mock has been an independent consultant for software and technology companies. From January 2020 to April 2022, she served as the Chief Strategy and Marketing Officer at Rave Mobile Safety, a SaaS mass notification and incident management company. From September 2017 to December 2019, Ms. Mock served as the Chief Operating Officer at Cybba, Inc., and from January 2015 to August 2017, she served as Chief Revenue Officer at Ve Interactive North America, both digital marketing and advertising agencies. She previously held senior management roles in global software and technology companies at Deltek from November 2011 to December 2014, and OpSec Security from June 2007 to October 2011. Ms. Mock served as a board director at G3 VRM Acquisition Corp. (NASDAQ: GGGV) from April 2021 to July 2022. She currently serves on the non-profit boards of the Boston Chinatown Neighborhood Center since January 2018, and The Boston Club since January 2017. Ms. Mock received her BS and MS in Chemical Engineering from the Massachusetts Institute of Technology, and her MBA from the MIT Sloan School of Management. Ms. Mock is well-qualified to serve on the Board due to her extensive management experience in the software and technology industries.
Elizabeth A. Graham has been serving as our director since March 21, 2024. Ms. Graham has extensive experience in advising and investing in early-stage technology companies. Currently, she also serves on the board of MassChallenge, a global startup accelerator since September 2023 and on the advisory board of the Rappaport Institute for Greater Boston at the Harvard Kennedy School since March 2023. Previously, from December 2020 to March 2024, Ms. Graham served as the Chief Operating Officer at Indigo Ag. Inc., a sustainable agriculture technology company. From March 2022 to August 2023, Ms. Graham served as the director and the chair or member of Compensation Committee, Nominating and Governance Committee, and Audit Committee, of Starry Holdings Group, Inc., an internet service company. Prior to that, she was the president of Notarize, Inc., a remote online notarization company, from January 2020 to May 2020, where she initially joined as the Chief Operating Officer in January 2019. She also served as the Vice President of Global Sales and Service at Wayfair LLC, a global e-commerce home furnishings company, from May 2015 to December 2018. Prior to her roles in the technology industry, Ms. Graham had approximately thirteen years of experience in the cable and telecommunications industry. Ms. Graham holds an A.B. from Harvard College, an M.St. from the University of Oxford, England, and a J.D. from Harvard Law School. Ms. Graham is well-qualified to serve on the Board due to her extensive management experience in ecommerce, developing marketplaces, and scaling technology companies.
Family Relationships
There are no family relationships among any of our executive officers or directors.
Composition of our Board of Directors
Our Board currently consists of six directors. Our Fourth Amended and Restated Certificate of Incorporation, as amended, and Bylaws, as amended, provide that our Board can consist of any number of directors as voted on and approved by the Board. Our Board is divided into three classes, designated as Class I, Class II and Class III directors, with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the Class I directors, consisting of Messrs. Ross and Gullans, will expire at our 2025 Annual Meeting. The term of office of the Class II directors, consisting of Mr. Brooks, Ms. Curley and Ms. Mock, will expire at our 2026 Annual Meeting. The term of office of the Class III directors, consisting of Ms. Graham, will expire at our 2027 Annual Meeting. When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.
Director Qualifications
Tracy Curley –  The Board believes that Ms. Curley is well-qualified to serve on the Board due to her extensive experience in operations and finance.
Andrew L. Ross –  The Board believes that Mr. Ross is well-qualified to serve on the Board due to his extensive experience in investment.
Steven Gullans –  The Board believes that Dr. Gullans is well-qualified to serve on the Board due to his extensive experience in biopharmaceutical industries and his expertise in medical and pharmaceutical research.

John L. Brooks III  –  The Board believes Mr. Brooks is well-qualified to serve on the Board due to his expertise in healthcare and life sciences.
Theresa L. Mock –  The Board believes that Ms. Mock is well-qualified to serve on the Board due to her extensive management experience in the software and technology industries.
Elizabeth A. Graham – The Board believes that Ms. Graham is well-qualified to serve on the Board due to her extensive management experience in ecommerce, developing marketplaces, and scaling technology companies.
Board Diversity Matrix
The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.
Board Diversity Matrix (as of March 27, 2023)
Part I: Gender Identity	Male	Female	Non-Binary	Did Not Disclose Gender
Directors (6 total)	3	3	—	—
Part II: Demographic Background	Male	Female	Non-Binary	Did Not Disclose Gender
African American or Black	-	-	-	-
Alaskan Native or American Indian	-	-	-	-
Asian	-	1	-	-
Hispanic, Latino or Latina	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	3	2	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Undisclosed	-
Director Independence
As our common stock is listed on the Nasdaq Capital Market, our determination of the independence of directors is made using the definition of “independent director” contained in Nasdaq Listing Rule 5605(a)(2). Our board of directors has affirmatively determined that each of Mr. Ross, Dr. Gullans, Mr. Brooks, Ms. Mock and Ms. Graham are “independent directors,” as that term is defined in the Nasdaq rules. Under the Nasdaq rules, our Board must be composed of a majority of “independent directors.” Additionally, subject to certain limited exceptions, our Board’s audit, compensation, and nominating and corporate governance committees also must be composed of all independent directors.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered to be independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his capacity as a member of our audit committee, our Board of Directors, or any other committee of our Board of Directors: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Board Leadership Structure and Board’s Role in Risk Oversight
Andrew L. Ross is our Chairman of the Board. The Chairman has authority, among other things, to preside over and set the agenda for Board meetings. Accordingly, the Chairman has substantial ability to shape the work of our Board. We believe that the presence of five independent members of our Board ensures appropriate oversight by the Board of our business and affairs. However, no single leadership model is right for all companies and at all times. The Board recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board may periodically review its leadership structure. In addition, the Board holds executive sessions in which only independent directors are present.
Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into two categories, financial and product commercialization.
Our audit committee oversees the management of financial risks; our Board regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board regularly reviews plans, results and potential risks related to our product offerings, growth, and strategies. Our compensation committee oversees risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on our company.
Committees of Our Board of Directors
Our Board of Directors directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board of Directors and standing committees. We have a standing audit committee, compensation committee, and nominating and corporate governance committee. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.
Audit Committee
We have established an audit committee of the Board of Directors. Mr. Brooks, Dr. Gullans and Ms. Mock currently serve as members of our audit committee, and Mr. Brooks chairs the audit committee. We expect that Dr. Gullans, Mr. Brooks and Ms. Mock will each continue as members of the audit committee after the Annual Meeting. Each member of the audit committee is financially literate, and our Board of Directors has determined that Mr. Brooks qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.
We have adopted an audit committee charter that is available to stockholders on the Corporation’s website at https://investors.ispecimen.com/governance-documents, which details the principal functions of the audit committee, including:
➢
reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our Form 10-K;

➢
discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

➢
discussing with management major risk assessment and risk management policies;

➢
monitoring the independence of the independent auditor;

➢
verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

➢
reviewing and approving all related-party transactions;

➢
inquiring and discussing with management our compliance with applicable laws and regulations;

➢
pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

➢
appointing or replacing the independent auditor;

➢
determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

➢
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

➢
approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The Board of Directors reviews the Nasdaq listing standards definition of independence for audit committee members on an annual basis and has determined that all current members of our audit committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards).
Compensation Committee
We have established a compensation committee of the Board of Directors. Dr. Gullans, Mr. Brooks and Ms. Mock currently serve as members of our compensation committee. Dr. Gullans chairs the compensation committee. We expect that Dr. Gullans, Mr. Brooks and Ms. Mock will each continue as members of the compensation committee after the Annual Meeting.
We have adopted a compensation committee charter that is available to stockholders on the Company’s website at https://investors.ispecimen.com/governance-documents, which details the principal functions of the compensation committee, including:
➢
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

➢
reviewing and approving the compensation of all our other executive officers;

➢
reviewing our executive compensation policies and plans;

➢
implementing and administering our incentive compensation equity-based remuneration plans;

➢
assisting management in complying with our proxy statement and annual report disclosure requirements;

➢
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

➢
if required, producing a report on executive compensation to be included in our annual proxy statement; and

➢
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.
The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
Nominating and Corporate Governance Committee
We have established a nominating and corporate governance committee of the Board of Directors. Ms. Mock, Dr. Gullans and Ms. Graham currently serve as members of our nominating and corporate governance committee. Ms. Mock chairs the nominating and corporate governance committee. We expect that Ms. Mock, Dr. Gullans and Ms. Graham (provided that she is elected to continue as a director at the Annual Meeting) will each continue as members of the nominating and corporate governance committee after the Annual Meeting
We have adopted a nominating and corporate governance committee charter that is available to stockholders on the Corporation’s website at https://investors.ispecimen.com/governance-documents, which details the principal functions of the nominating and corporate governance committee, and which provides that persons to be nominated to serve as directors:
➢
should have demonstrated notable or significant achievements in business, education or public service;

➢
should possess the requisite intelligence, education and experience to make a significant contribution to the Board of Directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

➢
should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating and corporate governance committee will consider several qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board of Directors. The nominating and corporate governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating and corporate governance committee does not distinguish between nominees recommended by stockholders and other persons.
Board and Board Committee Meetings and Attendance
During the year ended December 31, 2023, our Board met 21 times, the audit committee of the Board met 5 times, the compensation committee of the Board met 2 times and the nominating and corporate governance committee of the Board met 3 times. During the year ended December 31, 2023, each director attended at least 75% of the meetings of the Board, while serving as a director. During the year ended December 31, 2023, each director attended at least 75% of all meetings of committees of the Board on which he or she served. Ms. Graham, whose service on the Board began in March 2024, did not attend any meetings held in 2023.
Executive Sessions
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. The Chairman of the Board presides at each of these meetings and, in his absence, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.

Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board of Directors or compensation committee. See the section titled “Certain Relationships and Related Transactions, and Director Independence” for information about related party transactions involving members of our compensation committee or their affiliates.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is available on our website at https://investors.ispecimen.com/governance-documents. In addition, we post on our website all disclosures that are required by law or the Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code. The information contained on, or that can be accessed through, our website is not part of our Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.
Communications with the Board
Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors, or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, iSpecimen Inc., 450 Bedford Street, Lexington, MA 02420. The Secretary will forward the communication to the appropriate director or directors as appropriate.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Company’s common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.
To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 and any amendments thereto filed with the SEC and stockholder reports from our transfer agent and written representations that no other reports were required, during the fiscal year ended December 31, 2023, our officers, directors and 10% or more stockholders complied with all Section 16(a) filing requirements applicable to them.

EXECUTIVE COMPENSATION
The following discussion of compensation arrangements should be read with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans and expectations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the programs summarized in this discussion.
The discussion below includes a review of our compensation decisions with respect to fiscal years 2023 and 2022 for our “named executive officers,” or NEOs, namely our principal executive officer, our two other most highly compensated executive officers and two additional persons for whom disclosure would have been provided but for the fact that they were not serving as our executive officers as of December 31, 2023.
In 2023 and 2022, we compensated our NEOs through base salary, as described below. Our officers are also eligible for the standard benefits programs we offer all employees.
Summary Compensation Table
The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers for fiscal years 2023 and 2022.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)(1)	All other compensation ($)	Total ($)
Tracy Curley(2)	2023	$350,000	$87,500	$—	$—	$—	$437,500
Chief Executive Officer, Chief Financial Officer, Treasurer and Director	2022	$313,385	$—	$—	$77,000(4)	$—	$390,385
Benjamin Bielak	2023	$326,000	$65,200	$—	$—	$—	$391,200
Chief Information Officer	2022	$301,938	$6,000(3)	$—	$23,100(5)	$—	$331,038

(1)
The amounts reported in the “Option awards” column reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. See Note 11 to our financial statements included in this Annual Report regarding assumptions underlying the valuation of equity awards.

(2)
Tracy Curley has been serving as our Chief Financial Officer since August 2020, Treasurer since July 2021 and director since May 2023. She became the Interim Chief Executive Officer on September 21, 2022 and was appointed as the Company’s full-time Chief Executive Officer on January 9, 2023.

(3)
Bonus paid in 2022 was paid as compensation for the executive officer’s satisfaction of certain performance objectives in 2021.

(4)
Represents the fair value of 100,000 options granted to Tracy Curley on November 1, 2022.

(5)
Represents the fair value of 30,000 options granted to Benjamin Bielak on November 1, 2022.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth information regarding all outstanding stock options and restricted stock held by each of our named executive officers as of December 31, 2023:
	Option Awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares of units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)(3)
Tracy Curley	41,664	58,336	$1.61	October 31, 2032	15,152(1)	$7,576
Benjamin Bielak	12,500	17,500	$1.61	October 31, 2032	18,940(2)	$9,470
Benjamin Bielak	4,396	—	$1.00	July 27, 2028	—	—
Benjamin Bielak	1,409	—	$1.00	April 26, 2029	—	—

(1)
Represents the unvested portion of the 37,879 RSUs granted on June 21, 2021, which is to vest in equal installments on the first five anniversaries of the grant date, subject to the executive’s continued service through each applicable vesting date.

(2)
Represents the unvested portion of the 47,341 RSUs granted on June 21, 2021, which is to vest in equal installments on the first five anniversaries of the grant date, subject to the executive’s continued service through each applicable vesting date.

(3)
Valuations are based on $0.50 per share, which was the last trading price for a share of the Company’s common stock on the Nasdaq on December 29, 2023.

Employment Agreements
We have entered into one-year employment agreements with each of our Chief Executive Officer/Chief Financial Officer, and Chief Information Officer.
Tracy Curley
We entered into an employment agreement with Ms. Curley, effective as of June 21, 2021, which, by its terms, was to expire on June 21, 2022, but was extended until July 29, 2022. We subsequently entered into a First Amended and Restated Executive Employment Agreement on October 24, 2022 (the “Curley Amended Employment Agreement”), continuing her employment as our Chief Financial Officer and appointing her as Interim Chief Executive Officer until such date as her employment is either terminated by the Company or Ms. Curley, as provided under the terms of the Curley Amended Employment Agreement, and described in further detail below, or earlier terminated upon her death or disability. On January 9, 2023, the Board appointed Ms. Curley as our full-time Chief Executive Officer.
Under the terms of the Curley Amended Employment Agreement, Ms. Curley is paid an annual base salary of $350,000, which was applied retroactively from June 21, 2022. Additionally, Ms. Curley is eligible for an annual discretionary bonus, solely within the determination of the Board, with a target of 50% of her then current Base Salary, based on the Company’s overall performance and her achieving certain measures described in the Curley Amended Employment Agreement (the “Curley Target Bonus”). The Curley Target Bonus for fiscal year 2022 was $87,500, based on a pro-rated target of 25% of her Base Salary
In addition to the base salary and Curley Target Bonus described above, Ms. Curley was awarded stock options (“Options”) for a term of 10 years and exercisable for up to 100,000 shares of common stock, under our Amended and Restated 2021 Equity Incentive Plan, as amended (the “2021 Plan”), at an exercise price equal to $1.61 per share. These Options vest over four years, vesting with respect to 25,000 shares of common stock on June 21, 2023 and for 2,083 shares of common stock monthly thereafter, until fully vested, subject to Ms. Curley continuing to be employed by the Company on each applicable vesting date. The Options also fully vest upon a Change of Control (as such term is defined in the 2021 Plan), as more fully described in the Curley Amended Employment Agreement. Furthermore, if Ms. Curley retires from the Company at or after the age of 66, all unvested equity awards she possesses, upon such retirement, will automatically vest.
The Curley Amended Employment Agreement may be terminated either by the Company or Ms. Curley, with the following termination provisions. If the Company terminates the Curley Amended Employment Agreement for just cause (as such term is defined in the Curley Amended Employment Agreement) or if Ms. Curley terminates the Curley Amended Employment Agreement by giving 30 days’ advance notice (other than for Good Reason (as such term is defined in the Curley Amended Employment Agreement)), Ms. Curley will be entitled to (i) earned but unpaid salary and earned but unpaid bonus through the termination date, (ii) COBRA benefits for up to the applicable statutory period with premium payments made by Ms. Curley, and (iii) other payments which may be required by law (the “Standard Termination Benefits”). If Ms. Curley terminates the Curley Amended Employment Agreement for Good Reason or the Company terminates the Curley Amended Employment Agreement without just cause, Ms. Curley is entitled to, in addition to the Standard Termination Benefits, (x) severance equal to 18 months of her then Base Salary (which will be reduced to 12 months of her then Base Salary, if such termination occurs more than one year after the Company appoints a new Chief Executive Officer and Ms. Curley no longer serves as Interim Chief Executive Officer) and (y) COBRA benefits for the period during which she receives severance payments, with the Company providing Ms. Curley with continuation coverage upon the same terms and conditions as if she were still an active employee of the Company. Such severance payments will be made in bi-weekly installments and Ms. Curley’s right to receive such payments is conditioned upon her executing and delivering to the Company a customary general release. In the event of a Change of Control (as such term is defined in the Curley Amended Employment Agreement), and a termination of Ms. Curley’s employment without just cause or her resignation for Good Reason, in either case, within 12 months after such Change of Control, Ms. Curley will be entitled to the Standard Benefits and 18 months of severance payments. Ms. Curley’s right to receive such payments is conditioned upon her executing and delivering to the Company a customary general release. In the event of the termination of the Curley Amended Employment Agreement, as a result of her death or disability, she will be entitled to the Standard Termination Benefits.
The Curley Amended Employment Agreement also contains customary noncompetition and non-solicitation covenants, provisions regarding the protection of confidential information and commitments to assign to use any inventions developed during Ms. Curley’s employment, which are contained in a separate First Restated Noncompetition, Nonsolicitation, Nondisclosure and Inventions Agreement between Ms. Curley and the Company, also dated October 24, 2022.
Benjamin Bielak
We entered into an employment agreement with Mr. Bielak, effective as of June 21, 2021, which, by its terms, was to expire on June 21, 2022, but was extended until July 29, 2022. We subsequently entered into a First Amended and Restated Executive Employment Agreement with Mr. Bielak on October 24, 2022 (the “Bielak Amended Employment Agreement”), continuing his employment as our Chief Information Officer until such date as his employment is either terminated by the Company or Mr. Bielak, as provided under the terms of the Bielak Amended Employment Agreement, and described in further detail below, or earlier terminated upon his death or disability.
Under the terms of the Bielak Amended Employment Agreement, Mr. Bielak is paid an annual Base Salary of $326,000, which was applied retroactively from June 21, 2022. Additionally, Mr. Bielak is eligible for an annual discretionary bonus, solely within the determination of the Board, with a target of 40% of his then current Base Salary, based on the Company’s overall performance and his achieving certain measures described in the Bielak Amended Employment Agreement (the “Bielak Target Bonus”). The Bielak Target Bonus for fiscal year 2022 was $65,200 based on a pro-rated target of 20% of his Base Salary.
In addition to the Base Salary and Bielak Target Bonus described above, Mr. Bielak was awarded Options for a term of 10 years and exercisable for up to 30,000 shares of common stock, under the 2021 Plan, at an exercise price of $1.61 per share. These Options vest over four years, vesting with respect to 7,500 shares on June 21, 2023 and for 625 shares of common stock monthly thereafter, until fully vested, subject to Mr. Bielak continuing to be employed by the Company on each applicable vesting date.
The Bielak Amended Employment Agreement may be terminated either by the Company or Mr. Bielak, with the following termination provisions. If the Company terminates the Bielak Amended Employment Agreement for just cause (as such term is defined in the Bielak Amended Employment Agreement”) or if Mr. Bielak terminates the Bielak Amended Employment Agreement by giving 30 days’ advance notice (other than for Good Reason (as such term is defined in the Bielak Amended Employment Agreement)), Mr. Bielak will be entitled to the Standard Termination Benefits. If Mr. Bielak terminates the Bielak Amended Employment Agreement for Good Reason or the Company terminates the Bielak Amended Employment Agreement without just cause, Mr. Bielak is entitled to, in addition to the Standard Termination Benefits, (x) severance equal to 12 months of his then Base Salary, (y) a bonus payment equal to 40% of his then Base Salary, pro-rated based on the number of days Mr. Bielak was employed during the year of termination of his employment and (z) COBRA benefits for the period during which he receives severance payments, with the Company providing Mr. Bielak with continuation coverage upon the same terms and conditions as if he were still an active employee of the Company. Such severance payments will be made in bi-weekly installments and Mr. Bielak’s right to receive such payments is conditioned upon his executing and delivering to the Company a customary general release.
The Bielak Amended Employment Agreement also contains customary noncompetition and non-solicitation covenants, provisions regarding the protection of confidential information and commitments to assign to use any inventions developed during Mr. Bielak’s employment, which are contained in a separate First Restated Noncompetition, Nonsolicitation, Nondisclosure and Inventions Agreement between Mr. Bielak and the Company, also dated October 24, 2022.

Indemnification Agreements
We have entered into indemnification agreements with our directors and executive officers that require us to indemnify them against expenses, judgments, fines, settlements and other amounts that any such person becomes legally obligated to pay (including with respect to a derivative action) in connection with any proceeding, whether actual or threatened, to which such person may be made a party by reason of the fact that such person is or was a director or officer of us or any of our affiliates, provided such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, our best interests. We maintain a directors’ and officers’ liability insurance policy. The policy insures directors and officers against unindemnified losses arising from certain wrongful acts in their capacities as directors and officers and reimburses us for those losses for which we have lawfully indemnified the directors and officers. The policy contains various exclusions.
Changes in Control
There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.
Compensation Committee Report Sessions
The compensation committee of the Board is currently comprised of Dr. Gullans, Mr. Brooks and Ms. Mock, each of whom the Board has determined to be independent. This report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Corporation specifically incorporates the information contained in this section by reference and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.
The compensation committee has reviewed and discussed with management the disclosure regarding executive compensation contained in this Proxy Statement for the Annual Meeting. Based on the review and discussions, the compensation committee recommended to the Board that such disclosure be included in this Proxy Statement.
This Compensation Report has been furnished by the Compensation Committee of the Board.
Dr. Steven Gullans (Chair of the compensation committee)
Mr. John Brooks
Ms. Theresa Mock

DIRECTOR COMPENSATION
Non-Employee Director Compensation
The following table sets forth information regarding the total compensation paid to our current non-employee directors during 2023 for their service on our Board. Our directors who are employed by us do not receive any additional compensation for serving on our Board.
Name and Principal Position	Fees earned or paid in cash($)	Stock awards($)	Option awards ($)(10)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total($)
Andrew L. Ross(1) Chairman of the Board	$27,500	$176(6)	$3,500(11)	—	—	—	$31,176
Steven Gullans(2) Director	$31,250	$176(7)	$3,500(12)	—	—	—	$34,926
John L. Brooks(3) Director	$31,250	$176(8)	$3,500(13)	—	—	—	$34,926
Joseph J. Basile(4) Director	$31,647	$89(9)	$3,500(14)	—	—	—	$35,236
Theresa Mock(5) Director	$16,576	$—	$1,735(15)	—	—	—	$18,311

(1)
Andrew L. Ross has been serving as our director since January 2012.

(2)
Steven Gullans has been serving as our director since October 2020.

(3)
John L. Brooks III has been serving as our director since June 2021.

(4)
Joseph J. Basile served as our director from November 28, 2022 to December 31, 2023.

(5)
Theresa Mock has been serving as our director since May 24, 2023.

(6)
The aggregate number of Restricted Stock Units (“RSUs”) awarded in 2023 was 125. None was outstanding as of December 31, 2023.

(7)
The aggregate number of RSUs awarded in 2023 was 125. None was outstanding as of December 31, 2023.

(8)
The aggregate number of RSUs awarded in 2023 was 125. None was outstanding as of December 31, 2023.

(9)
The aggregate number of RSUs awarded in 2023 was 63. None was outstanding as of December 31, 2023.

(10)
The amounts reported in the “Option awards” column reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718.

(11)
The aggregate number of stock options outstanding as of December 31, 2023 was 10,000.

(12)
The aggregate number of stock options outstanding as of December 31, 2023 was 10,000.

(13)
The aggregate number of stock options outstanding as of December 31, 2023 was 10,000.

(14)
The aggregate number of stock options outstanding as of December 31, 2023 was 10,000.

(15)
The aggregate number of stock options outstanding as of December 31, 2023 was 6,672.

On July 30, 2021, our Board adopted and approved a director compensation policy (the “Initial Non-Employee Director Compensation Policy”), which provided for each of the non-employee directors (i) an annual retainer of $20,000, payable quarterly, (ii) equity compensations (including NSOs with a vesting schedule of three years to purchase 13,525 shares of common stock at the fair market value and annual RSUs which vested in four equal quarterly tranches) under the 2021 Plan, and (iii) travel expense reimbursement. The Initial Non-Employee Director Compensation Policy was amended, as of November 30, 2022, in an Amended and Restated Non-Employee Director Compensation Policy. The Amended and Restated Non-Employee Director Compensation Policy provides for each of the non-employee directors:
(i)   an initial non-qualified ten-year stock option grant upon commencement of service on the Board equal to (x) 834 shares multiplied by (y) the number of months (including the month of commencement of service on the Board) that such director will serve during his or her first calendar year at an exercise price equal to 100% of the fair market value of our common stock vesting in four equal quarterly installments and subject to certain adjustments;
(ii)   an annual non-qualified ten-year stock option grant on each January 2nd equal to 10,000 shares of our common stock at an exercise price equal to 100% of the fair market value of our common stock vesting in four equal quarterly installments and subject to certain adjustments;
(iii)   an annual cash retainer of $20,000 plus an additional (x) $7,500 for each Board committee on which a director serves as chair and (y) $3,500 for each Board committee on which a director serves, but is not chair, which cash retainer is payable in for equal quarterly payments; and
(iv)   travel expense reimbursement.
Equity Incentive Plans
Our Board has adopted, and our stockholders have approved, the iSpecimen Inc. 2013 Stock Incentive Plan and 2021 Plan. The number of shares issued, number of shares reserved for issuance, number of shares underlying outstanding stock options and number of shares remaining available for future issuance under each plan, as of December 31, 2023, are as follows:
Plan	Number of Shares Reserved for Issuance	Number of Shares Issued	Number of Shares underlying Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance
2013 Stock Incentive Plan	309,029	40,560	155,403	1.73	—
2021 Stock Incentive Plan	1,869,500	198,210	140,865	2.66	1,671,290
2013 Stock Incentive Plan
The 2013 Stock Incentive Plan was adopted by our Board and approved by our stockholders on April 12, 2013 to enhance our ability to attract, retain and motivate employees, officers, directors, consultants and advisors by providing such persons with equity ownership opportunities and performance-based incentives. The 2013 Stock Incentive Plan similarly authorizes options, restricted stock, restricted stock units and other stock-based awards and grants our Board, or any committee to which the Board delegates such authority, the sole discretion in administering, interpreting, amending or accelerating the 2013 Stock Incentive Plan. Further, our Board may delegate to one or more officers of the Company the power to grant awards and exercise such other powers under the 2013 Stock Incentive Plan as the Board may determine, provided, that the maximum number of awards to be granted and the maximum number of shares issuable to any one participant by such officer or officers are fixed by the Board. No officer may designate himself or herself as a recipient of any such awards.
Awards may be made under the 2013 Stock Incentive Plan for up to 309,029 shares of our common stock. The shares of common stock underlying any unexercised award shall again be available for the grant of awards under the 2013 Stock Incentive Plan, subject to any limitations under the Code. No participant may be granted awards, over the ten-year term of the 2013 Stock Incentive Plan, equating to more than an aggregate of 50% of the shares of common stock available under the 2013 Stock Incentive Plan.
Our Board may grant participants of the 2013 Stock Incentive Plan options to purchase our common stock and determine the terms of such options (including the number of shares of common stock to be covered by each option, the exercise price of each option and the conditions and limitations applicable to the exercise of each option). Incentive stock options and nonqualified stock options to purchase common stock may also be awarded under the 2013 Stock Incentive Plan. Any incentive stock options that, in the aggregate, become exercisable for the first time in any one calendar year for shares of common stock with an aggregate fair market value of more than $100,000 are deemed to be nonstatutory or nonqualified stock options. These options may not be granted at less than the fair market value of our common stock (or 110% of the fair market value if an incentive stock option is granted to any stockholder who owns beneficially more than 10% of the voting power of all classes of the issued and outstanding stock).
Our Board may also grant shares of restricted stock or restricted stock units. Participants holding shares of restricted stock are entitled to all ordinary cash dividends paid with respect to such shares unless otherwise provided by our Board. Further, within 120 days of the termination of a participant’s employment, for any reason, the Company may purchase any shares of unvested restricted stock awards at the lower of the original purchase or issue price to the participant, or the fair market value.
In addition, other stock-based awards including stock appreciation rights, bonus stock, phantom stock awards and stock units may be issued, entitling recipients to receive shares of common stock to be delivered in the future. Such other stock-based awards may be available as a form of payment in the settlement of other awards granted under the 2013 Stock Incentive Plan or as payment in lieu of compensation to which a participant is otherwise entitled. The 2013 Stock Incentive Plan also provides for substitute awards (the “2013 Substitute Awards”), which may be issued in connection with a merger or acquisition. The 2013 Substitution Awards may substitute any options or other stock or stock-based awards granted by any merged or acquired entity or its affiliate on such terms as our Board deems appropriate.
In the event of any stock split, reverse stock split, reclassification of shares, spin-off or similar change in capitalization or any dividend or distribution other than an ordinary cash dividend, the number and class of securities, exercise price per share and the terms of each outstanding award are to be adjusted equitably by the Company as determined by our Board. In the event of a reorganization, merger liquidation or similar transaction, the Board as the discretion to provide that awards are assumed, substituted, terminated immediately prior to the consummation of such event, declare them exercisable or provide cash consideration for such award.
We have the right to repurchase awards in the event a participant is terminated or leaves the Company regardless of the reason or cause.
Amended and Restated 2021 Stock Incentive Plan
On June 16, 2021, our Board and stockholders approved the 2021 Plan. Our Board approved certain amendments to the 2021 Plan, which were approved by the stockholders on May 25, 2022 and on May 24, 2023, respectively. On May 25, 2022, the Company’s stockholders approved amendments to the 2021 Plan to (i) set the maximum number of shares of the Company’s common stock that may be awarded to participants under the 2021 Plan as incentive stock options at 608,000 shares of common stock, (ii) revise the language relating to annual increases in the number of shares reserved for issuances of awards under the 2021 Plan so that it more clearly reflects the intent of such adjustment and (iii) make certain other non-material changes to the 2021 Plan.
On May 24, 2023, the stockholders approved an amendment to the 2021 Plan to (i) remove the automatic annual increase in the number of shares of common stock reserved for issuance under the 2021 Plan on each anniversary date of the 2021 Plan, in the event that 5% of the number of shares of common stock issued and outstanding on that date is more than the number of shares of common stock then currently reserved for issuance under the 2021 Plan, (ii) provide for the recoupment or clawback of awards granted under the 2021 Plan and (iii) increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2021 Plan from 608,000 shares of common stock to 1,869,500 shares of common stock. The following is summary of the principal features of the 2021 Plan.
The purpose of the 2021 Plan is to enable us to offer our employees, officers, directors and consultants whose past, present and/or potential future contributions to us have been, are, or will be important to its success, an opportunity to acquire a proprietary interest in our Company. The various types of incentive awards that may be provided under the plan are intended to enable our Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.
The 2021 Plan grants our Board, or any committee to which the Board delegates such authority the sole discretion in administering, interpreting, amending or accelerating the 2021 Plan. The committee is comprised solely of “non-employee” directors, as defined in Rule 16b-3 under the Exchange Act. Subject to the provisions of the 2021 Plan, the committee will determine, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.
There are 1,869,500 shares of common stock available for issuance under the 2021 Plan. The maximum number of shares of common stock that may be awarded under the 2021 Plan as incentive stock options is 1,671,290 shares. Shares of common stock subject to other awards that are forfeited or terminated will be available for future award grants under the 2021 Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, the number of shares available under the plan may be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such stock option.
We may grant awards under the 2021 Plan to employees, officers, directors, and consultants who are deemed to have rendered, or to be able to render, significant services to us and who are deemed to have contributed, or to have the potential to contribute, to its success. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of our Company or our subsidiaries.
Options. The 2021 Plan provides both for “incentive” stock options as defined in Section 422 of the Code, and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of the plans), measured at the date of the grant, may not exceed $100,000.
An incentive stock option may only be granted within 10 years from the effective date of the 2021 Plan. An incentive stock option may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of our stock.
Stock Appreciation Rights. Under the 2021 Plan, we may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or we may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.
Restricted Stock. Under the 2021 Plan, we may award shares of restricted stock either alone or in addition to other awards granted under the plan. The committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock by the person receiving the stock from us, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

The 2021 Plan will require that all shares of restricted stock awarded to the holder remain in our physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. We will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to vote the shares.
Restricted Stock Units. Under the 2021 Plan, we may also award restricted stock units. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. Restrictions or conditions could also include, but are not limited to, the attainment of performance goals, continuous service with our Company, the passage of time or other restrictions or conditions. The committee determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock units awards. The value of the restricted stock units may be paid in shares, cash, or a combination of both, as determined by the committee.
Other Stock-Based Awards. Under the 2021 Plan, we may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of our subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2021 Plan or any of our other plans.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information regarding the beneficial ownership of our outstanding shares of common stock, as of March 27, 2024 by: (i) each of our directors, (ii) each of our named executive officers (as defined by Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act), (iii) all of our directors and named executive officers as a group, and (iv) each person known to us to beneficially own more than 5% of our outstanding shares of common stock.
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within sixty (60) days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.
Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Approximate Percentage of Class(2)
Director and Executive Officers
Andrew L. Ross	1,348,737(3)	14.8%
Benjamin Bielak	85,588 (4)	*
Tracy Curley	82,304 (5)	*
Theresa Mock	6,672(6)	*
Steven Gullans	26,775(7)	*
John L. Brooks III	25,647(8)	*
All Directors and Officers as a Group (6 persons)	1,573,015	17.0%
5% or Greater Stockholders
OBF Investments	841,981(9)	9.3%
James G. Wolf	790,730(10)	8.7%
* Less than 1%
(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 450 Bedford St. Suite 1010, Lexington, MA 02420.

(2)
The calculation of the percentage of beneficial ownership is based on 9,374,686 shares of common stock outstanding as of March 27, 2024.

(3)
Includes 12,397 shares of common stock issuable upon exercise of vested stock options at an exercise price of $8.00 per share and 10,000 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.41 per share, which are exercisable within 60 days of March 27, 2024. Does not include 1,128 shares of common stock issuable upon exercise of vested stock options at an exercise price of $8.00 per share, none of which are exercisable within 60 days of March 27, 2024.

(4)
Includes 5,805 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.00 per share and 14,375 shares of common Stock issuable upon exercise of vested stock options at an exercise price of $1.61 per share, all of which are exercisable within 60 days of March 27, 2024. Does not include 18,940 shares of common stock issuable upon vesting of RSUs, which do not vest within 60 days of March 27, 2024. Additionally, does not include 15,625 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.61 per share, none of which are exercisable within 60 days of March 27, 2024.

(5)
Includes 47,915 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.61 per share, all of which are exercisable within 60 days of March 27, 2024. Does not include 15,152 shares of common stock issuable upon vesting of RSUs, which do not vest within 60 days of March 27, 2024. Additionally, does not include 52,085 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.61 per share, none of which are exercisable within 60 days of March 27, 2024.

(6)
Includes 6,672 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.37 per share, all of which are exercisable within 60 days of March 27, 2024.

(7)
Includes 13,525 shares of common stock issuable upon exercise of vested stock options at an exercise price of $3.83 per share and 10,000 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.41 per share, which are exercisable within 60 days of March 27, 2024.

(8)
Includes 12,397 shares of common stock issuable upon exercise of vested stock options at an exercise price of $8.00 per share and 10,000 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.41 per share, which are exercisable within 60 days of March 27, 2024. Does not include 1,128 shares of common stock issuable upon exercise of vested stock options at an exercise price of $8.00 per share, none of which are exercisable within 60 days of March 27, 2024.

(9)
According to the Amendment No. 2 to Schedule 13G filed by OBF Investments, LLC and George H. Scholl on February 13, 2024, Mr. Scholl is the President and Chief Executive Officer of OBF Investments, LLC. The business address of each of OBF Investments, LLC and George H. Scholl is c/o OBF Investments, LLC, 10100 Dr. Martin Luther King Jr. St. N., St. Petersburg, Florida 33716.

(10)
According to Amendment No. 1 to Schedule 13G filed by James G. Wolf on December 27, 2022, the business address of Mr. Wolf is 105, Flyway Drive, Kiawah Island, SC 29455.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR
INDEPENDENCE
There have been no transactions, since January 1, 2022, to which we have been a party, in which the amount involved exceeds or will exceed $120,000 and in which any of our directors, executive officers, holders of more than 5% of our capital stock, or immediate family member thereof, had or will have a direct or indirect material interest.
Policies and Procedures for Related Transactions
We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.
We have adopted a code of business conduct and ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board (or the appropriate committee of our Board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations includes any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.
In addition, our audit committee, pursuant to a written charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
Employee, Officer and Director Hedging
We maintain a policy on insider trading that applies to all shares of our capital stock held by any director, officer or employee. The policy requires that all directors, officers and employees receive our pre-clearance before engaging in any transactions involving our shares of capital stock and prohibits all directors, officers or employees from taking part in any hedging transactions.
Piggyback Registration Rights
We have granted certain parties piggyback registration rights under a certain investors’ rights agreement, dated as of August 22, 2014, by and among us and certain investors, a certain Series A preferred stock subscription agreement, a certain registration rights agreement, dated as of November 28, 2021, by and among us and the selling stockholders in connection with our private placement offering in December 2021 (the “PIPE Stockholders”), and a certain underwriting agreement, dated June 16, 2021, by and between us and ThinkEquity, a division of Fordham Financial Management, Inc., subject to certain requirements and customary conditions. There is currently an effective registration statement registering the shares of common stock held by the PIPE Stockholders, if any.
Anti-Takeover Effects of Certain Provisions of Our Certificate of Incorporation and Bylaws
Provisions of our bylaws could make it more difficult to acquire us by means of a merger, tender offer, proxy contest, open market purchases, removal of incumbent directors and otherwise. These provisions, which are summarized below, are expected to discourage types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to first negotiate with us. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging takeover or acquisition proposals because negotiation of these proposals could result in an improvement of their terms.
Vacancies. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause shall be filled by a majority of the remaining directors on the Board.
Bylaws. Our certificate of incorporation and bylaws authorizes the Board to adopt, repeal, rescind, alter or amend our bylaws without stockholder approval.
Removal. Except as otherwise provided, a director may be removed from office only by the affirmative vote of the holders of not less than a majority of the voting power of the issued and outstanding stock entitled to vote.
Calling of Special Meetings of Stockholders. Our bylaws provide that special meetings of stockholders for any purpose or purposes may be called at any time only by the Board or by our Secretary following receipt of one or more written demands from stockholders of record who own, in the aggregate, at least 15% the voting power of our outstanding stock then entitled to vote on the matter or matters to be brought before the proposed special meeting.
Cumulative Voting. Our certificate of incorporation does not provide for cumulative voting in the election of directors, which would allow holders of less than a majority of the stock to elect some directors.
Staggered Board. Our bylaws provided that our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to the Annual Meeting) serving a three-year term. As a result, only a minority of the Board will be considered for election at every annual meeting of stockholders, which may make the removal of management more difficult and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for our securities.
Choice of Forum
Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) will be the exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or agent of ours to us or our stockholders; (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the certificate of incorporation, or the bylaws; and (iv) any action asserting a claim governed by the internal affairs doctrine (the “Delaware Forum Provision”). The bylaws further provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act (the “Federal Forum Provision”). In addition, the bylaws provide that any person or entity purchasing or otherwise acquiring any interest in shares of our common stock is deemed to have notice of and consented to the Delaware Forum Provision and the Federal Forum Provision.
Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the Delaware Forum Provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. We note, however, that there is uncertainty as to whether a court would enforce this provision and that investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder.
We recognize that the Delaware Forum Provision and the Federal Forum Provision in the bylaws may impose additional litigation costs on stockholders in pursuing any such claims, particularly if the stockholders do not reside in or near the State of Delaware. Additionally, the Delaware Forum Provision and the Federal Forum Provision may limit our stockholders’ ability to bring a claim in a forum that they find favorable for disputes with us or our directors, officers or employees, which may discourage such lawsuits against us and our directors, officers and employees even though an action, if successful, might benefit our stockholders. In addition, while the Delaware Supreme Court ruled in March 2020 that federal forum selection provisions purporting to require claims under the Securities Act be brought in federal court were “facially valid” under Delaware law, there is uncertainty as to whether other courts will enforce the Federal Forum Provision. If the Federal Forum Provision is found to be unenforceable, we may incur additional costs associated with resolving such matters. The Federal Forum Provision may also impose additional litigation costs on stockholders who assert that the provision is not enforceable or invalid. The Court of Chancery of the State of Delaware and the United States District Court may also reach different judgments or results than would other courts, including courts where a stockholder considering an action may be located or would otherwise choose to bring the action, and such judgments may be more or less favorable to us than our stockholders.
Indemnification of Directors and Officers
We are incorporated in the State of Delaware. The certificate of incorporation and bylaws provide that, to the fullest extent permitted by Delaware law, as it presently exists or may be amended from time to time, a director shall not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duty as a director. And under Delaware law, this limitation of liability does not extend to, among other things, acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or unlawful payments of dividends. So these provisions may discourage stockholders from bringing suit against a director or officer for breach of fiduciary duty and may reduce the likelihood of derivative litigation brought by stockholders on our behalf against a director or officer.
The certificate of incorporation and bylaws also provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against attorney’s fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on behalf of the Company. As such, should our officers and/or directors require us to contribute to their defense, we may be required to spend significant amounts of our capital. This indemnification policy could therefore result in substantial expenditures, which we may be unable to recoup. If these expenditures are significant or involve issues which result in significant liability for our key personnel, we may be unable to continue operating as a going concern.
Furthermore, we intend to enter into indemnification agreements with our directors and executive officers that require us to indemnify them against expenses, judgments, fines, settlements and other amounts that any such person becomes legally obligated to pay (including with respect to a derivative action) in connection with any proceeding, whether actual or threatened, to which such person may be made a party by reason of the fact that such person is or was a director or officer of us or any of our affiliates, provided such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, our best interests. We maintain a directors’ and officers’ liability insurance policy. The policy insures directors and officers against unindemnified losses arising from certain wrongful acts in their capacities as directors and officers and reimburses us for those losses for which we have lawfully indemnified the directors and officers. The policy contains various exclusions.
Transfer Agent
The transfer agent and registrar for our common stock is Continental Stock Transfer & Trust. The transfer agent and registrar’s address is 1 State Street, 30th Floor, New York, NY 10004 and its telephone number is 1-212-509-4000.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2025 ANNUAL MEETING
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at the 2025 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit such proposals to the principal executive offices of the Company at 450 Bedford Street, Lexington, MA 02420, Attention: Secretary, not later than 5:00 p.m. Eastern Time on February 21, 2025.
Stockholders intending to present a proposal at our 2025 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in the Bylaws. The Bylaws require, among other things, that in the event that the date of the 2025 Annual Meeting is not more than 30 days in advance of or not later than 60 days after the anniversary of the previous year’s annual meeting, our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting no earlier than 5:00 p.m. Eastern Time on January 22, 2025 and no later than the 5:00 p.m. Eastern Time on February 21, 2025, if the 2025 Annual Meeting is not more than 30 days in advance of or not later than 60 days after May 22, 2025. The notice must contain the information required by our Bylaws. On the other hand, in the event that the date of the 2025 Annual Meeting is at any other time, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting and not later than the close of business on the later of: (1) the 90th day prior to the 2025 Annual Meeting; (2) the close of business on the tenth day following the first day we disclose the 2025 Annual Meeting date in a press release via a national news dissemination service or in a document filed with SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting Continental Stock Transfer & Trust, in writing at 1 State Street, 30th Floor, New York, NY 10004 or via telephone at 1-212-509-4000.
2023 ANNUAL REPORT
Our 2023 Annual Report is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. You can also access our 2023 Annual Report at https://investors.ispecimen.com/sec-filings.
Our 2023 Annual Report has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our 2023 Annual

Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. All requests should be directed to the Secretary, iSpecimen Inc., 450 Bedford Street, Lexington, MA 02420.

ANNEX A
FORM OF CERTIFICATE OF AMENDMENT
OF
FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
iSPECIMEN INC.
A DELAWARE CORPORATION PURSUANT TO SECTION 242 OF THE
GENERAL CORPORATION LAW OF THE STATE OF DELAWARE
iSpecimen Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:
First: That the name of this Corporation is iSpecimen Inc.
Second: That the certificate of incorporation of the Corporation was originally filed with the Delaware Secretary of State on July 2, 2009 (the “Certificate of Incorporation”).
Third: That, upon the Effective Time (as hereinafter defined) of this Certificate of Amendment (the “Split Effective Time”) each share of the Common Stock issued and outstanding immediately prior to the date and time of the filing hereof with the Secretary of State of Delaware shall be automatically changed and reclassified into a smaller number of shares such that each        (      ) shares of issued Common Stock immediately prior to the Split Effective Time is reclassified into one share of Common Stock. Notwithstanding the immediately preceding sentence, there shall be no fractional shares issued and, in lieu thereof, a holder of Common Stock on the Split Effective Time who would otherwise be entitled to a fraction of a share as a result of the reclassification, following the Split Effective Time, shall receive a full share of Common Stock upon the surrender of such stockholders’ old stock certificate. No stockholders will receive cash in lieu of fractional shares.
“Fourth: That, the amendment to the Certificate of Incorporation of the Corporation herein was duly adopted by the Corporation’s Board of Directors at a Special Meeting of the Board of Directors held on                  , 2024, and by the stockholders at a meeting of stockholders at which the necessary number of shares were voted in favor of the proposed amendment.
Fifth: That the amendment to the Certificate of Incorporation was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.
Sixth: This Certificate of Amendment to the Certificate of Incorporation of the Corporation shall become effective upon the filing of this Certificate of Amendment (the “Effective Time”).
[Signature Page Follows]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officer on this   day of        , 2024.
iSPECIMEN INC.
By:

Name: Tracy Curley
Title:  Chief Executive Officer

[Signature Page to Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation of iSpecimen Inc.]

A-2

SCAN TOVIEW MATERIALS & VOTE iSPECIMEN INC.450 Bedford StreetLexington, MA 02420 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ISPC2024You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V43160-P10295
KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY iSPECIMEN, INC. For Withhold For All To withhold authority to vote for any individual THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AllAll Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. AND “FOR” PROPOSALS NOS. TWO AND THREE.1.To elect each of the two nominees listed below as Class III directors to hold office until the 2027 annual meeting of stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal.Nominees:01)Elizabeth Graham02)Tracy Curley !!! For Against Abstain 2.To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to reverse split the shares of common stock.!!!3.To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2024.!!!4.To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.!!!NOTE: In the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals, the Annual Meeting may be adjourned to a later date or dates to permit further solicitation and vote of proxies.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.V43161-P10295iSPECIMEN INC.Annual Meeting of Stockholders to be held on May 22, 2024 10:00 AM ETThis proxy is solicited on behalf of the Board of DirectorsThe undersigned stockholder(s) of iSPECIMEN INC. hereby appoints Andrew L. Ross and Tracy Curley, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of iSPECIMEN INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM ET on May 22, 2024, at www.virtualshareholdermeeting.com/ISPC2024, and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.Continued and to be signed on reverse side